DEAR SHAREHOLDERS:
--------------------------------------------------------------------------------
     Lexington SmallCap Fund finished 1998 with a return of 6.73%, which compares to -0.33% for the average small cap fund monitored by Lipper, Inc.


     Although we are pleased with the Fund's performance, we are at a loss to explain why there is not more investor interest in small cap companies that are selling at a significant discount to the unmanaged Standard and Poor's 500 Stock Price Index.


     Clearly, large capitalization stocks and momentum investors have driven the S&P 500 to record high valuation levels. Mutual fund flows and the growth of indexing has led these stocks to risky valuation levels. It would appear that today's investor would rather pay "40-50" P/E multiples for companies with a 10% annual growth rate than purchase companies with a 20% annual growth rate with "18" P/E multiples.


     We believe that this will not be the case in the near future. There are many, well managed small cap companies that are not being recognized by today's investor. It is our belief that the market will return to more rational valuation levels and money will begin to flow into the small cap sector in 1999.


     Your Fund is well positioned to participate with over 50% of the Fund's portfolio in technology, healthcare and financial sectors. We are seeking top line growth and earnings visibility. These sectors should provide earnings acceleration in an economy that we expect to be slowing in the later half of 1999. Many of our companies have strong upside potential based upon product superiority, market niches and strong business plans.


     Sincerely,


     /s/ Frank A. Peluso      /s/ Alan H. Wapnick      /s/ Robert M. DeMichele
     -------------------      -------------------      -----------------------
     Frank A. Peluso          Alan H. Wapnick          Robert M. DeMichele
     Portfolio Manager        Portfolio Manager        President
     February, 1999           February, 1999           February, 1999

            Comparison of change in value of a $10,000 investment in
                       Lexington SmallCap Fund, Inc. and
                       the unmanaged Russell 2000 Index

      [The following table represents a line chart in the printed report.]

          Lexington      Russell
Year      SmallCap Fund  2000 Index

====================================
1/2/96      $10,000      $10,000
6/30/96     $10,910      $11,036
12/31/96    $11,757      $11,649
6/30/97     $12,970      $12,837
12/31/97    $12,988      $14,253
6/30/98     $13,581      $14,956
12/31/98    $13,863      $13,890

                                           Average Annual Standard Total Returns
                                                   for the Period Ended 12/31/98
--------------------------------------------------------------------------------
        Fund/Index                             1 Yr       Since Inception 1/2/96
                                                                 Annualized
--------------------------------------------------------------------------------
  Lexington SmallCap Fund                       6.73%               11.51%

  Russell 2000                                 (2.55%)              11.56%
 -------------------------------------------------------------------------------

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund with a similar investment in the Russell 2000 Index. Results for the Fund and the Russell 2000 Index include the reinvestment of all dividend and capital gain distributions. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than at their original cost. Total return represents past performance and it is not predictive of future results.




* 6.73% and 11.51% are the one year and since commencement (1/2/96) average annual standard total returns, respectively, for the period ended December 31, 1998. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results.

LEXINGTON SMALLCAP FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1998


 NUMBER
   OF                                                 VALUE
 SHARES                   SECURITY                   (NOTE 1)
================================================================================
           COMMON STOCKS: 95.8%
           BANKING: 7.1%
   5,466   Oriental Financial Group, Inc. ......  $  171,154
  23,500   PBOC Holdings, Inc.1 ................     243,078
   5,600   TrustCo Bank Corporation NY .........     168,000
                                                  ----------
                                                     582,232
                                                  ----------
           CAPITAL EQUIPMENT: 9.7%
   4,700   ADAC Laboratories1 ..................      93,853
  16,500   Cymer, Inc.1 ........................     240,281
   5,500   Dionex Corporation1 .................     202,812
   8,100   Imax Corporation1 ...................     256,669
                                                  ----------
                                                     793,615
                                                  ----------
           COMPUTERS: 7.4%
   5,800   National Computer Systems ...........     213,875
  10,000   Neomagic Corporation1 ...............     220,938
   5,000   Xircom, Inc.1 .......................     171,406
                                                  ----------
                                                     606,219
                                                  ----------
           CONSTRUCTION & HOUSING: 3.0%
   7,200   Granite Construction, Inc. ..........     241,650
                                                  ----------
           CONSUMER DURABLE GOODS: 1.8%
   6,500   Juno Lighting, Inc. .................     151,125
                                                  ----------
           CONSUMER NONDURABLE GOODS: 1.9%
   7,000   J & J Snack Foods Corporation1 ......     158,594
                                                  ----------
           ELECTRICAL & ELECTRONICS: 4.9%
   6,400   Intervoice, Inc.1 ...................     221,000
   9,000   Structural Dynamics Research
           Corporation1 ........................     178,312
                                                  ----------
                                                     399,312
                                                  ----------
           ENVIRONMENTAL TECHNOLOGY: 5.0%
   9,400   Cerus Corporation1 ..................     193,875
   2,500   VISX, Inc.1 .........................     218,828
                                                  ----------
                                                     412,703
                                                  ----------
           FINANCIAL SERVICES: 12.0%
   3,366   Delphi Financial Group, Inc.1 .......     176,505
   3,800   E.W. Blanch Holdings, Inc. ..........     180,263
   8,200   Eaton Vance Corporation .............     171,175
  13,000   Foremost Corporation of America .....     273,000
   4,000   Gallagher (Arthur J.) & Company .....     176,500
                                                  ----------
                                                     977,443
                                                  ----------
           HEALTH & PERSONAL CARE: 10.6%
   7,000   Alpharma, Inc. ......................     247,187
   5,600   Osteotech, Inc.1 ....................     262,850
   8,600   Roberts Pharmaceutical
           Corporation1 ........................     187,050
   8,300   Sequus Pharmaceuticals, Inc.1 .......     167,556
                                                  ----------
                                                     864,643
                                                  ----------

 NUMBER
   OF                                                 VALUE
 SHARES                   SECURITY                 (NOTE 1)
================================================================================
           INVESTMENT COMPANY: 1.9%
   1,600   SEI Investments Company .............  $  159,000
                                                  ----------
           MACHINERY: 4.0%
   3,000   Astec Industries, Inc.1 .............     166,875
   7,900   Asyst Technologies, Inc.1 ...........     161,456
                                                  ----------
                                                     328,331
                                                  ----------
           MANUFACTURING: 2.1%
   3,000   SPS Technologies, Inc.1 .............     169,875
                                                  ----------
           MATERIALS: 3.5%
   5,200   Cambrex Corporation .................     124,800
   4,400   Lone Star Industries, Inc. ..........     161,975
                                                  ----------
                                                     286,775
                                                  ----------
           MEDICAL PRODUCTS & SUPPLIES: 2.4%
   2,000   MedImmune, Inc. .....................     199,375
                                                  ----------
           MERCHANDISING: 2.3%
   8,000   Chico's Fas, Inc.1 ..................     186,500
                                                  ----------
           PRECIOUS METALS: 2.7%
   5,300   Stillwater Mining Company1 ..........     217,300
                                                  ----------
           RETAIL: 4.5%
   5,000   O'Reilly Automotive, Inc.1 ..........     235,313
   6,500   OshKosh B'Gosh, Inc. "Class A" ......     131,219
                                                  ----------
                                                     366,532
                                                  ----------
           SERVICES: 6.7%
   6,200   Acxiom Corporation1 .................     191,813
  18,000   Caribiner International, Inc.1 ......     164,250
   2,800   Catalina Marketing Corporation1 .....     191,450
                                                  ----------
                                                     547,513
                                                  ----------
           UTILITIES: 2.3%
   4,500   Aquarion Company ....................     184,500
                                                  ----------
           TOTAL INVESTMENTS: 95.8%
           (cost $6,595,293+)(Note 1)...........   7,833,237
           Other assets in excess of
           liabilities: 4.2% ...................     339,251
                                                  ----------
           TOTAL NET ASSETS: 100.0%
           (equivalent to $11.90 per share
           on 686,838 shares outstanding)         $8,172,488
                                                  ==========

1 Non-income producing security.
+ Aggregate cost for Federal income tax purposes is identical.

    The Notes to Financial Statements are an integral part of this statement.

LEXINGTON SMALLCAP FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998

ASSETS
Investments, at value
   (cost $6,595,293) (Note 1) ...............    $7,833,237
Cash ........................................       324,529
Due from Lexington Management
   Corporation (Note 2) .....................         3,305
Receivable for shares sold ..................         6,675
Dividends and interest receivable ...........         6,262
Deferred organization costs, net
   (Note 1) .................................        22,592
                                                 ----------
   Total Assets .............................     8,196,600
                                                 ----------
LIABILITIES
Distributions payable .......................           224
Accrued expenses ............................        23,888
                                                 ----------
   Total Liabilities ........................        24,112
                                                 ----------
NET ASSETS: (equivalent to $11.90
   per share on 686,838 shares
   outstanding) (Note 4) ....................    $8,172,488
                                                 ==========
NET ASSETS consist of:
Capital stock - authorized
   1,000,000,000 shares, $.001 par
   value per share ..........................    $      687
Additional paid-in capital (Note 1) .........     6,846,714
Accumulated net investment loss
   (Note 1) .................................       (25,677)
Accumulated net realized gain on
   investments (Note 1) .....................       112,820
Unrealized appreciation of
   investments ..............................     1,237,944
                                                 ----------
   TOTAL NET ASSETS .........................    $8,172,488
                                                 ==========

LEXINGTON SMALLCAP FUND, INC.
STATEMENT OF OPERATIONS
Year ended December 31, 1998

INVESTMENT INCOME
 Dividends .........................   $56,604
 Interest ..........................    19,337
                                       -------
                                        75,941
 Less: foreign tax expense .........        62
                                       -------
  Total investment income ..........                $ 75,879
EXPENSES
Investment advisory fee
   (Note 2) ........................    82,335
Printing and mailing expenses ......    27,652
Professional fees ..................    24,303
Directors' fees and expenses .......    22,239
Transfer agent and shareholder
   servicing expenses (Note 2) .....    19,940
Registration fees ..................    17,079
Accounting expenses (Note 2) .......    10,686
Amortization of deferred
   organization costs (Note 1) .....     9,089
Distribution expenses (Note 3) .....     7,733
Computer processing fees ...........     6,067
Custodian expenses .................     4,508
Other expenses .....................     8,914
                                       -------
 Total expenses ....................   240,545
                                       -------
 Less: expenses recovered
    under contract with
    investment adviser
    (Note 2) .......................    26,978       213,567
                                       -------      --------
 Net investment loss ...............                (137,688)
REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS (NOTE 5)
Net realized gain on
   investments .....................   147,548
Net change in unrealized
   appreciation of investments .....   579,945
                                       -------
Net realized and unrealized
   gain ............................                 727,493
                                                    --------
INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                        $589,805
                                                    ========

   The Notes to Financial Statements are an integral part of these statements.

LEXINGTON SMALLCAP FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
Years ended December 31, 1998 and 1997

                                                   1998             1997
                                              --------------   --------------
Net investment loss .......................   $ (137,688)      $ (163,759)
Net realized gain from investment
  transactions ............................      147,548        1,320,930
Net change in unrealized appreciation
  of investments ..........................      579,945         (330,019)
                                              ----------       ----------
  Net increase in net assets
    resulting from operations .............      589,805          827,152
Distributions to shareholders from
  net investment income (Note 1) ..........            -       (1,160,092)
Distributions to shareholders from
  net realized gains from investment
  transactions (Note 1) ...................     (150,156)               -
Increase (decrease) in net assets
  from capital share transactions
  (Note 4) ................................   (1,831,934)       1,836,489
                                              ----------       ----------
  Net increase (decrease) in net
    assets ................................   (1,392,285)       1,503,549
NET ASSETS:
  Beginning of period .....................    9,564,773        8,061,224
                                              ----------       ----------
 End of period (including
   accumulated net investment loss
   of $25,677 and $18,112, in 1998
   and 1997, respectively) ................   $8,172,488       $9,564,773
                                              ==========       ==========

LEXINGTON SMALLCAP FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1998 and 1997

1.   SIGNIFICANT ACCOUNTING POLICIES

Lexington SmallCap Fund, Inc. (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund commenced operations on January 2, 1996. The Fund's investment objective is to seek long-term capital appreciation. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

INVESTMENTS Securities transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked prices. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

DISTRIBUTIONS Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principals. At December 31, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

DEFERRED ORGANIZATION COSTS Organization costs aggregating $52,837 have been deferred and are being amortized on a straight line basis over five years. At December 31, 1998, the amount remaining to be amortized was $22,592.

USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.   INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE

The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at the annual rate of 1.00% of the Fund's average daily net assets. In connection with providing investment advisory services, LMC has entered into a sub-advisory contract with an affiliate, Market Systems Research Advisors, Inc. ("MSR"), under which MSR provides the Fund with investment management services. Pursuant to the terms of the sub-advisory contract between LMC and MSR, LMC pays MSR a monthly sub-advisory fee at the annual rate of 0.50% of the Fund's average daily net assets. For 1998, LMC has agreed to voluntarily limit the total expenses of the Fund (excluding interest, taxes, brokerage commissions, 12B-1 fees and extraordinary expenses but including management fee and operating expenses) to an annual rate of 2.50% of the Fund's average net assets. Total reimbursement was $26,978 for the year ended December 31, 1998, and is set forth in the statement of operations.

The Fund also reimburses LMC for certain expenses, including accounting and shareholder servicing costs of $19,574, which were incurred by the Fund, but paid by LMC.

LEXINGTON SMALLCAP FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1998 and 1997 (continued)

3.   DISTRIBUTION PLAN

The Fund has a Distribution Plan (the "Plan") which allows payments to finance activities associated with the distribution of the Fund's shares. The Plan provides that the Fund may pay distribution fees on a reimbursement basis, including payments to Lexington Funds Distributor, Inc. ("LFD"), the Fund's distributor, in amounts not exceeding 0.25% per annum of the Fund's average daily net assets. Total distribution expenses for the year ended December 31, 1998 were $7,733 and are set forth in the statement of operations.

4.   CAPITAL STOCK

Transactions in capital stock were as follows:

                                                     Year ended
                                 December 31, 1998                 December 31, 1997
                          -------------------------------   -------------------------------
                              Shares           Amount           Shares           Amount
                          -------------   ---------------   -------------   ---------------
Shares sold ...........        85,447     $    946,635         242,768      $  3,149,748
Shares issued on
  reinvestment
  of dividends ........        14,369          149,458         101,424         1,157,337
                          -----------     ------------         -------      ------------
                               99,816        1,096,093         344,192         4,307,085
Shares redeemed .......      (252,697)      (2,928,027)       (191,705)       (2,470,596)
                          -----------     ------------         -------      ------------
 Net increase
   (decrease) .........      (152,881)    $ (1,831,934)        152,487      $  1,836,489
                          ===========     ============         =======      ============

5.   INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from sales of securities for the year ended December 31, 1998, excluding short-term securities, were $11,323,016 and $13,576,793, respectively. At December 31, 1998, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $1,492,630 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $254,686.

6.   TAX INFORMATION (UNAUDITED)

The following tax information represents the designation of various tax benefits relating to the year ended December 31, 1998: The percentage of investment company taxable income eligible for the dividends received deduction available to certain corporate shareholders with respect to the year ended December 31, 1998, is 11.8%. The Fund designates $145,706, whether taken in shares or cash, as 20% long-term capital gain distributions.


--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected per share data for a share outstanding throughout the period:

                                                                                                             January 2, 1996
                                                                                                              (commencement
                                                                         Year ended December 31,            of operations) to
                                                                  --------------------------------------      December 31,
                                                                         1998                 1997                1996
                                                                  ------------------   -----------------   ------------------
Net asset value, beginning of period ..........................     $ 11.39              $ 11.73            $ 10.00
                                                                    -------              -------            --------
Income (loss) from investment operations: .....................
 Net investment loss ..........................................       (0.02)               (0.19)             (0.18)
 Net realized and unrealized gain on investments ..............        0.75                 1.41               1.94
                                                                    -------              -------            -------
Total income from investment operations .......................        0.73                 1.22               1.76
                                                                    -------              -------            -------
Less distributions:
 Distributions from net investment income .....................          --                   --                 --
 Distributions from net realized gains ........................       (0.22)               (1.56)             (0.03)
                                                                    -------              -------            -------
Total distributions ...........................................       (0.22)               (1.56)             (0.03)
                                                                    -------              -------            -------
Net asset value, end of period ................................     $ 11.90              $ 11.39            $ 11.73
                                                                    =======              =======            =======
Total return ..................................................        6.73%               10.47%             17.50%
Ratio to average net assets:
 Expenses, before reimbursement or waivers ....................        2.92%                2.57%              3.04%
 Expenses, net of reimbursement or waivers ....................        2.59%                2.57%              2.48%
 Net investment loss, before reimbursement or waivers .........       (2.00)%              (1.78)%            (2.34)%
 Net investment loss ..........................................       (1.67)%              (1.78)%            (1.78)%
Portfolio turnover rate .......................................      145.94%               39.09%             60.92%
Net assets, end of period (000's omitted) .....................     $ 8,172              $ 9,565            $ 8,061

INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders
Lexington SmallCap Fund, Inc.:

     We have audited the accompanying statement of net assets (including the portfolio of investments) and assets and liabilities of Lexington SmallCap Fund, Inc. as of December 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from January 2, 1996 (commencement of operations) to December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington SmallCap Fund, Inc. as of December 31, 1998, the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period from January 2, 1996 (commencement of operations) to December 31, 1996, in conformity with generally accepted accounting principles.


                                                       KPMG LLP



New York, New York
February 19, 1999

                                                       LEXINGTON

LEXINGTON                                              [LOGO]
SMALLCAP FUND, INC.

INVESTMENT ADVISOR
---------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey  07663                        LEXINGTON
                                                       SMALLCAP
SUB-ADVISOR                                            FUND, INC.
---------------------------------------       ----------------------------------
Market Systems Research Advisors, Inc.            Seeks long-term capital
80 Maiden Lane                                appreciation through investment in
New York, New York  10038                         common stock of companies
                                               domiciled in the United States
DISTRIBUTOR                                     with a market capitalization
---------------------------------------           of less than $1 billion.
LEXINGTON FUNDS DISTRIBUTOR, INC.             ----------------------------------
P.O. Box 1515                                          ANNUAL REPORT
Park 80 West Plaza Two                               DECEMBER 31, 1998
Saddle Brook, New Jersey  07663                     The Lexington Group
                                                        of No Load
                                                    Investment Companies


-------------------------------------------------------
(800) 526-0052
               "LEXLINE"
24 hour toll-free telephone access to your
          Lexington Fund account
Price/Yield * Account Balances * Exchanges *
Last Transactions * Total Return * Duplicate Statements
-------------------------------------------------------


This report has been prepared for the information of the shareholders of Lexington SmallCap Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.